Exhibit 10.2

AMENDMENT NO. 1

TO

SERIES 2010-VFN INDENTURE SUPPLEMENT

THIS AMENDMENT NO. 1 TO SERIES 2010-VFN INDENTURE SUPPLEMENT (this “Amendment”) is made as of July 19, 2011, by and between Navistar Financial Dealer Note Master Owner Trust, a Delaware statutory trust (the “Issuer”), and The Bank of New York Mellon, a New York banking corporation, as Indenture Trustee (the “Indenture Trustee”).

The Issuer and the Indenture Trustee are parties to the Indenture, dated as of June 10, 2004 (the “Indenture”), and the related Series 2010-VFN Indenture Supplement, dated as of April 16, 2010 (the “Series 2010-VFN Indenture Supplement”). The Issuer and the Indenture Trustee have agreed to amend the 2010-VFN Indenture Supplement pursuant to Section 10.02 of the Indenture in the manner set forth herein. Capitalized terms used herein but not otherwise defined have the meanings set forth in the Series 2010-VFN Indenture Supplement.

1.	Amendments to Section 1.01.

(a)	Section 1.01 of the Series 2010-VFN Indenture Supplement is hereby amended by deleting the definition of “Series 2010-VFN Overcollateralization Percentage” in its entirety and replacing it with the following:

“Series 2010-VFN Overcollateralization Percentage” means 22.75%; provided, however, if any outstanding series of Notes issued by the Issuer rated upon initial issuance in the AA/Aa2 category by either Moody’s or S&P is downgraded to below AA/Aa2, the Series 2010-VFN Overcollateralization Percentage will be set at the level reasonably determined by the Administrative Agent necessary to support a rating in the AA/Aa2 category for long-term debt on the Variable Funding Notes, subject to the consent of the Seller or, if the Seller shall not so consent, the Purchase Expiration Date shall be deemed to have occurred.”

(b)	Section 1.01 of the Series 2010-VFN Indenture Supplement is hereby amended by deleting the definition of “Spread Account Required Percentage” in its entirety and replacing it with the following:

“Spread Account Required Percentage” means, with respect to any Transfer Date, 1.50%; provided, that, if and for so long as the average Monthly Payment Rate for any three consecutive Due Periods is less than 20.0%, then the Spread Account Required Percentage shall be equal to 3.00%; provided however, that if any outstanding series of Notes issued by the Issuer rated upon initial issuance in the AA/Aa2 category by either Moody’s or S&P is downgraded to below AA/Aa2, the Spread Account Required Percentage will be set at the level reasonably determined by the Administrative Agent necessary to support a rating in the AA/Aa2 category for long-term debt on the Variable Funding Notes, subject to the consent of the Seller, or, if the Seller shall not so consent, the Purchase Expiration Date shall be deemed to have occurred.”

2.	Amendments to Section 2.03.

(a)	Section 2.03(a) of the Series 2010-VFN Indenture Supplement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“On any Payment Date occurring during the Revolving Period, the Issuer may cause the principal portion of the Series 2010-VFN Notes to be prepaid in full or in part, (x) if the aggregate principal amount of such prepayment is greater than $10,000,000, on not less than three Business Days prior written notice by the Servicer or (y) otherwise, one Business Day prior written notice by the Servicer, in each case, to the Indenture Trustee and the Administrative Agent in accordance with the Note Purchase Agreement; provided, however that such prepayment shall not be permitted unless all due (or, if the Series 2010-VFN Notes are paid in full and terminated, all accrued) and unpaid Series 2010-VFN Monthly Interest, Additional Amounts and Non-Use Fees have been paid in full.”

(b)	Section 2.03(b) of the Series 2010-VFN Indenture Supplement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“In addition, on any Business Day, the Issuer may cause the principal portion of the Series 2010-VFN Notes to be prepaid in full or in part, (x) if the aggregate principal amount of such prepayment is greater than $10,000,000, on not less than three Business Days prior written notice by the Servicer or (y) otherwise, on one Business Day prior written notice by the Servicer, in each case, to the Indenture Trustee and the Administrative Agent, with the proceeds from issuance of a new Series issued substantially contemporaneously with such prepayment in accordance with the Note Purchase Agreement; provided, however that such prepayment shall not be permitted unless all due (or, if the Series 2010-VFN Notes are paid in full and terminated, all accrued) and unpaid Series 2010-VFN Monthly Interest, Additional Amounts and Non-Use Fees have been paid in full.”

3. Miscellaneous. As amended by this Amendment, the Series 2010-VFN Indenture Supplement is in all respects ratified and confirmed and the Series 2010-VFN Indenture Supplement as so amended by this Amendment shall be read, taken and construed as one and the

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same instrument. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. This Amendment shall be construed in accordance with and governed by the laws of the State of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the New York General Obligations Law) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

4. Limitation of Owner Trustee Liability. Notwithstanding anything to the contrary, this Amendment has been signed by Deutsche Bank Trust Company Delaware, not in its individual capacity but solely in its capacity as Master Owner Trust Trustee. In no event shall Deutsche Bank Trust Company Delaware in its individual capacity or, except as expressly provided in the Master Owner Trust Agreement, as Master Owner Trust Trustee have any liability for the representations, warranties, covenants, agreement or other obligations of the Issuer hereunder or in any certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Amendment, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of Navistar Financial Dealer Note Master Owner Trust hereunder, the Master Owner Trust Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of the Master Owner Trust Agreement.

5. Rights of the Indenture Trustee. The Indenture Trustee shall be afforded the same rights, protections, immunities and indemnities as are set forth in the Indenture as if specifically set forth herein. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Amendment and is not responsible for any statement made herein. The Administrator hereby certifies that all of the conditions precedent for the making of this Amendment have been complied with.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Series 2010-VFN Indenture Supplement to be duly executed by their respective officers as of the date first written above.

NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST, as Issuer

By:	DEUTSCHE BANK TRUST
COMPANY DELAWARE, as Master Owner Trust Trustee and not in
its individual capacity

By:	/s/ Michele HY Voon

Name:	Michele HY Voon
Title:	Attorney-in-fact

By:	/s/ Susan Barstock

Name:	Susan Barstock
Title:	Attorney-in-fact

THE BANK OF NEW YORK MELLON, as Indenture Trustee and not in its individual capacity

By:	/s/ Michael Burack

Name:	Michael Burack
Title:	Senior Associate

Amendment No. 1 to Series 2010-VFN Indenture Supplement

The undersigned hereby (a) acknowledge that Bank of America, National Association and The Bank of Nova Scotia, each in its capacity as Managing Agent, each owns 50% of the Series 2010-VFN Notes and that Bank of America, National Association and The Bank of Nova Scotia are the Managing Agents under the Note Purchase Agreement, (b) acknowledge receipt of notice of this Amendment No. 1 to Series 2010-VFN Indenture Supplement and (c) consent to the execution thereof:

BANK OF AMERICA, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Brendan Feeney
Name:	Brendan Feeney
Title:	Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION, as a Committed Purchaser and Managing Agent for the Bank of America Purchaser Group

By:	/s/ Brendan Feeney
Name:	Brendan Feeney
Title:	Vice President

Amendment No. 1 to Series 2010-VFN Indenture Supplement

LIBERTY STREET FUNDING LLC, as a Conduit Purchaser for the Liberty Street Purchaser Group

By:	/s/ Jill A. Russo

Name:	Jill A. Russo
Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Committed Purchaser and Managing Agent for the Liberty Street Purchaser Group

By:	/s/ Christopher Usas

Name:	Christopher Usas
Title:	Director

Amendment No. 1 to Series 2010-VFN Indenture Supplement

With respect to Section 5 of this Amendment, agreed to by:

NAVISTAR FINANCIAL CORPORATION,
as Administrator

By:	/s/ Mary Ellen Kummer

Name:	Mary Ellen Kummer
Title:	Assistant Treasurer

Amendment No. 1 to Series 2010-VFN Indenture Supplement